UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016 (June 15, 2016)

NIMTECH CORP.

(Exact name of registrant as specified in charter)

Nevada	333-199438	30-0884642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Wall street, 28th Floor, Unit 2856, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  646-512-5859

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 15, 2016, Pritchett, Siler & Hardy, P.C. ("PS&H"), which was appointed as the independent registered public accounting firm of NIMTECH CORP., a Nevada corporation (the “Company”) on November 23, 2015, was dismissed as the Company’s independent registered public accounting firm. Effective June 15, 2016 (the “Effective Date”), the Company engaged WWC, P.C. (“WWC”) as its new independent registered public accounting firm. The engagement of WWC was unanimously approved by the Company’s Board of Directors.

The reports of PS&H regarding the Company's consolidated financial statements for the two most recent fiscal quarters ended January 31, 2016 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles generally accepted in the United States of America.

Since the Company’s inception on February 4, 2014 through the Effective Date, there were (i) no disagreements between the Company and PS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PS&H , would have caused PS&H to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no ” reportable events ” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Since the Company’s inception on February 4, 2014 through the Effective Date, the Company has not consulted with WWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company ’ s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

PS&H furnishes the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PS&H agrees with the statements made therein. A copy of such letter, dated June 17, 2016, furnished by PS&H is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Pritchett, Siler & Hardy, P.C. dated June 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2016

Nimtech Corp.

By:	/s/ Chuanliu Ni
Name: Chuanliu Ni
Title: Chief Executive Officer